Exhibit 10.3

AMENDMENT NO. 1 TO

PLEDGE AND SECURITY AGREEMENT

AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT (this “Amendment”), dated as of March 2, 2016 (the “Effective Date”), among Real Alloy Intermediate Holding, LLC, a Delaware limited liability company (“Holdings”), Real Alloy Holding, Inc., a Delaware corporation (the “Issuer”), each of the subsidiaries of Holdings or the Issuer listed on the signature pages hereto (the “Grantors”) and Wilmington Trust, National Association, as notes collateral trustee for the Secured Parties (the “Notes Collateral Trustee”).

W I T N E S S E T H :

WHEREAS, SGH Escrow Corporation, a Delaware corporation (the “Escrow Issuer”) and Intermediate Holdings have heretofore executed and delivered to the Trustee an Indenture, dated as of January 8, 2015 (the “Original Indenture”), providing for the issuance of 10.000% Senior Secured Notes Due 2019 (the “Notes”);

WHEREAS, pursuant to that First Supplemental Indenture, dated February 27, 2015, among the Issuer, Intermediate Holdings, the Additional Guarantors, the Trustee and the Notes Collateral Trustee, which amended the Original Indenture (such amended Original Indenture, the “Indenture”), the Escrow Issuer merged with and into the Issuer, with the Issuer being the surviving entity of such merger and the Escrow Issuer ceasing to exist;

WHEREAS, the Issuer, the Grantors from time to time party thereto, and the Notes Collateral Trustee are party to that certain Pledge and Security Agreement, dated February 27, 2015 (the “Pledge and Security Agreement”);

WHEREAS, the Issuer, the Guarantors from time to time party thereto, the Trustee and the Notes Collateral Trustee are party to that certain Collateral Trust Agreement, dated February 27, 2015 (the “Collateral Trust Agreement”);

WHEREAS, the Issuer and the Guarantors desire to amend the Pledge and Security Agreement to provide for the exclusion of certain assets from the definition of  the Collateral securing the Obligations of the Issuer and the Guarantors; and

WHEREAS, the parties have agreed to amend the Pledge and Security Agreement in accordance with the terms and conditions set forth in the Indenture and the Collateral Trust Agreement.

NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment hereby agree as follows:

1.Capitalized Terms.  Capitalized terms used herein but not defined shall have the meanings assigned to them in the Pledge and Security Agreement

2.Amendment.  Effective as of the Effective Date, the Pledge and Security Agreement is hereby amended as follows:

(a)	Section 2.2(d) of the Pledge and Security Agreement is hereby amended by deleting the word “or” at the end thereof.
(b)	The second Section 2.2(d) of the Pledge and Security Agreement is hereby relabeled as Section 2.2(e) and is hereby further amended by replacing the “.” at the end thereof with the words “; or”.
(c)	Section 2.2 of the Pledge and Security Agreement is hereby amended by adding a new Section 2.2(f) at the end thereof to read as follows:

“assets and properties of any Grantor that are subject to a Lien permitted under clause (6) of the definition of Permitted Liens, if the lease, license, contract or agreement pursuant to which such Lien is granted (or in the document giving rise to a Capitalized Lease Obligation) prohibits or requires the consent of any Person other than a Grantor or its Affiliates which has not been obtained as a condition to the creation of any other Lien on such asset or property.”

3.Effect of Amendment.  Except as expressly amended hereby, the Pledge and Security Agreement remains in full force and effect.

4.Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.Counterparts.  The parties may sign any number of copies of this Amendment. Each signed copy shall be an original, but all of them together represent the same agreement.

6.Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction of this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

REAL ALLOY HOLDING, INC.
REAL ALLOY RECYCLING, INC.
REAL ALLOY SPECIALTY PRODUCTS, INC.
ETS SCHAEFER, LLC
REAL ALLOY SPECIFICATION, INC.
REAL ALLOY BENS RUN, LLC

By: /s/ Michael J. Hobey

Name: Michael J. Hobey
Title: Vice President

Real Alloy Intermediate Holding, LLC

By: /s/ Kyle Ross

Name: Kyle Ross
Title:  President

RA MEXICO HOLDING, LLC

By: /s/ Jeffrey Crusinberry

Name: Jeffrey Crusinberry
Title: President

(Signature page to Amendment to Pledge and Security Agreement)

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Notes Collateral Trustee

By: /s/ Jane Schweiger

Name: Jane Schweiger
Title: Vice President

(Signature page to Amendment to Pledge and Security Agreement)